SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  May 15, 2003

               Date of Report (Date of earliest event Reported):
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                             1-800-FLOWERS.COM, INC.
             (Exact Name of Registrant as Specified in its Charter)

Delaware                 0-26841                        11-3117311
(State or other         (Commission File Number)        (IRS Employer
Jurisdiction of                                         Identification Number)
Incorporation)



      1-800-FLOWERS.COM, INC.
      1600 Stewart Avenue
      Westbury, New York                                        11590
      (Address of principal executive offices)                (Zip Code)

                                  516-237-6000
              Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of 1-800-FLOWERS.COM, Inc. under the Securities Act of 1933, as amended.


Item 7. Financial Statements and Exhibits.

(c)     Exhibits

      Exhibit No.               Description
        99.1                    Press release of 1-800-FLOWERS.COM, Inc.
                                dated May 15, 2003



Item 9. Regulation FD Disclosure

On May 15, 2003, 1-800-FLOWERS.COM, Inc. issued a press release reporting order volume for the 2003 Mother's Day Holiday. Attached hereto as Exhibit 99.1 is a copy of the press release.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           1-800-FLOWERS.COM, INC.


DATE:  May 15, 2003       By: /s/ William E. Shea
                           -----------------------------
                                 William E.Shea
                                 Chief Financial Officer
                                 Senior Vice-President-Finance
                                 and Administration





                                 Exhibit Index


Exhibit
Number      Description

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99.1        Press release of 1-800-FLOWERS.COM,  Inc., dated May 15, 2003, reporting order volume results for the 2003 Mother's Day Holiday.